FORM 8 - K

                                 CURRENT REPORT

Pursuant to Section 13 or 14 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 1997
                                                 --------------

                        INTERNATIONAL LEISURE HOSTS, LTD.
             (Exact name of registrant as specified in its charter)

            Wyoming                      0-3858                 86-0224163
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

1702 E. Highland Ave., Suite 312
Phoenix, Arizona                                85016
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(Address of principal executive offices)        (Zip Code)
                                                ---------

Registrant's telephone number, including area code: (602) 266-0001
                                                    --------------

2525 E. Camelback, Suite 275
Phoenix, Arizona 85016
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(Former name or former address, if changes since last report)
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Item 1.  Changes in Control of Registrant

         On March 12, 1997 Paul Lewinthal resigned as Proxy pursuant to an Irrevocable Proxy Agreement dated February 1, 1995. This Irrevocable Proxy Agreement is for an aggregate of 466,669 shares of International Leisure Hosts, Ltd. common stock, which represents 67.2% of the issued and outstanding shares of the Corporation. These 466,669 shares are owned by various Nicoli family trusts. William S. Levine and Mark G. Sauder are the successor Co-Proxies pursuant to this Irrevocable Proxy Agreement which terminates on February 1, 2005.

Item 7 (c )       Exhibits

         Irrevocable Proxy dated February 1, 1995 by and among shareholders of 466,669 shares of International Leisure Hosts, Ltd. common stock.
                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERNATIONAL LEISURE HOSTS, LTD.
                                  (Registrant)


Dated: 3/25/97                    By     /s/ Elizabeth A. Nicoli
                                  ----------------------------------------------
                                  Chairperson and President

                                IRREVOCABLE PROXY

                  This IRREVOCABLE PROXY ("Proxy") is made effective as of this 1st day of February, 1995, by and among the shareholders of International Leisure Hosts, Ltd., a Wyoming corporation (the "Corporation") listed as signatories of this Proxy (the "Shareholders").

                  The Shareholders own in the aggregate 466,669 shares (66.8%) of the issued and outstanding shares of the Common Stock of the Corporation.

                  The Shareholders believe that it is in their and the Corporation's best interests to provide for the voting of their Stock by granting irrevocable proxies in order to secure continuity of policy and stability of management within the Corporation, provide a constructive administration of the Corporation, and promote the continuous and uninterrupted development of the business of the Corporation.

                  The Shareholders desire to establish and grant herein an irrevocable proxy with respect to their Stock to achieve their foregoing objectives and desires.

                  In consideration of the foregoing and of other good and valuable consideration, the Shareholders hereby agree as follows:

         1.       Irrevocable Proxy.

                  a. The Shareholders individually hereby irrevocably appoint Paul Lewinthal as their true and lawful attorney and proxy, for and in their names, with respect to all of their shares of capital stock of the Corporation of which they are now or hereafter the record or beneficial owners, to vote and otherwise act, or give written consent in lieu thereof, at all annual, special, and other meetings of stockholders of the Corporation, and at any other time such shares of capital stock are required to, or may, be voted or acted upon.

                  b. Upon the death, resignation or incompetency of Paul Lewinthal, the Shareholders hereby irrevocably appoint Mark G. Sauder and William S Levine as successor co-proxies. Upon the death, resignation or incompetency of either Mark G. Sauder or William S. Levine, the Shareholders hereby irrevocably appoint Raymond Evarts co-proxy with the remaining proxyholder. Upon the death, resignation or incompetency of either of the then acting individual co-proxies, the Shareholders hereby irrevocably appoint The Northern Trust Company of Arizona as co-proxy. Upon the death, resignation or incompetency of the remaining then acting individual co-proxy, the Shareholders hereby irrevocably appoint The Northern Trust Company of Arizona as sole proxy.

                  c. During any period in which more than one proxy is serving hereunder, the co-proxies may appoint, by unanimous consent, a new proxy or proxies, or successor proxies (including the corporate proxy as long as a new corporate proxy is appointed in place of the corporate proxy and such new corporate proxy has assets under its management worst at least One Hundred Million Dollars) and such designation and appointment shall supersede the provision of Section 1.a and 1.b hereof. No person acting as proxy hereunder shall have the power of substitution except as provided in this Section 1.

                  d. To the extent that more than one person or entity is acting as proxy hereunder, such proxies may exercise the rights granted herein and vote and otherwise act only upon the joint concurrence of both proxies.

                  e. It is understood and agreed that the aforesaid appointments and proxies granted by the Shareholders are irrevocable and coupled with an interest within the meaning of Section 17-16.722(d) of the Wyoming Business Corporation Act (the "Act"), and, except as otherwise provided in Section 2 of this Proxy, shall not terminate by operation of law, whether by the death, bankruptcy, or adjudication of incompetency or insanity of any Shareholder, or the occurrence of any other event. It is further understood and agreed that the aforesaid appointment and proxy collectively relate to all voting rights, whether limited, fixed or contingent, with respect to the Shareholders' shares of the capital stock of the Corporation and do not relate to any other right incident to their ownership of shares of capital stock of the Corporation, including, without limitation, the right to receive dividends and any other distributions on such shares.

         2.  Term.  This Proxy and the  appointments  of  proxies  specified  in
Section 1 hereof shall terminate on February 1, 2005 or, if earlier, upon the execution by holders of 70% of the shares of stock then subject to this Proxy of an instrument of termination which specifies in writing that this Proxy shall be terminated.

         3. Legend on Stock. Each certificate evidencing shares of capital stock of the Corporation now or hereafter held by any Shareholder shall bear a statement in substantially the following form:

                    THE SHARES OF STOCK EVIDENCED BY THE WITHIN CERTIFICATE ARE SUBJECT TO THE GRANT OF AN IRREVOCABLE PROXY PURSUANT TO AN IRREVOCABLE PROXY DATED AS OF FEBRUARY 1, 1995, A COPY OF WHICH IRREVOCABLE PROXY IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

         4. Recapitalization. This Proxy is intended to apply to all shares of the capital stock of the corporation now or hereafter held by any Shareholder. In the event of any capital reorganization of the Corporation or if any shares of the capital stock of the Corporation held by a Shareholder shall be reclassified, split, exchanged or changed in any manner (including by a merger, reorganization or similar transaction in which the Corporation is not the surviving entity), this Proxy shall be deemed to apply to all the shares of capital stock received and owned by such Shareholder.

         5. Benefit and Burden. This Proxy shall inure to the benefit of, and shall be binding upon, the Shareholders and their legatees, distributees, estates, executors, administrators, personal representatives, and legal representatives.

         6. Modifications. Neither this Proxy nor any provision hereof may be modified, waived, discharged, or terminated orally, but only by an instrument in writing executed by holders of 70% of the shares of stock then subject to this Proxy.

         7. Waiver. The failure of any Shareholder to comply or insist upon compliance with any provision of this Proxy at any time shall not be deemed (i) to affect the validity or enforceability of this Proxy, (ii) to be a waiver of any other provisions of this Proxy at such time, or (iii) to be a waiver of that provision or any other provisions of this Proxy at any other time.

         8. Applicable Law. This Proxy shall be construed and enforced in accordance with the laws of the State of Wyoming.

         9. Liability. No person appointed as proxyholder hereunder shall be liable to any person by reason of any act or omission to act performed or omitted in connection with any of the rights specified in this Proxy, except for willful misconduct or gross negligence. The Shareholders shall indemnify and hold each person or entity acting as proxy harmless from and against any and all liabilities, losses, cost, and expenses, including reasonable attorneys' fees, in connection with or arising out of the appointment as proxy or the exercise of any powers or the performance of any duties as herein provided or contemplated, except such as may arise from willful misconduct or gross negligence of the party seeking indemnification.

         10. Assumption by Transferees. In the event that, at any time or from time to time, any shares of capital stock of the Corporation now or hereafter held by any Shareholder are transferred to any party, the transferee shall take such shares pursuant to all the provisions, conditions, and covenants of this Proxy, and, as a condition precedent to the transfer of those shares, the transferee shall agree in writing for and on behalf of himself, herself, or itself, his, her, or its legal and personal representatives, and his, her or its transferees and assigns to be bound by all the provisions of this Proxy as a party hereto.

         11. Construction. This Proxy is intended to provide for the manner in which each Shareholders' shares will be voted within the meaning of Section 17-16.731 of the Act.

                  IN WITNESS WHEREOF, the Shareholders have executed this Proxy effective as of the day and year first above written.

                              Elizabeth A. Nicoli Children's Trust dated 12/12/74 for the benefit of Joseph P. Nicoli

                              By:     /s/ Paul Lewinthal
                                  ---------------------------------------------
                                Paul Lewinthal, Trustee



                              Elizabeth A. Nicoli Children's Trust dated 12/12/74 for the benefit of Susan Walker

                              By:     /s/ Paul Lewinthal
                                  ---------------------------------------------
                              Paul Lewinthal, Trustee



                              Elizabeth A. Nicoli Children's Trust dated 12/12/74 for the benefit of Toni Jo Nicoli

                              By:     /s/ Paul Lewinthal
                                  ---------------------------------------------
                              Paul Lewinthal, Trustee



                              J.J. Fisher Trust dated 12/27/76 for the benefit of Jennifer J. Fisher

                              By:     /s/ Paul Lewinthal
                                  ---------------------------------------------
                              Paul Lewinthal, Trustee


                              Jennifer J. Walker Irrevocable Trust dated
                              12/31/92

                              By:     /s/ Paul Lewinthal
                                  ---------------------------------------------
                              Paul Lewinthal, Trustee



                              Shawn D. Walker Irrevocable Trust dated
                              12/31/92

                              By:     /s/ Paul Lewinthal
                                  ---------------------------------------------
                              Paul Lewinthal, Trustee



                              1978 Nicoli Children's Trust for the benefit of Joseph P. Nicoli, Susan M. Walker and Toni Jo Nicoli

                              By: /s/ Anthony J. Nicoli
                                  ---------------------------------------------
                              Anthony J. Nicoli, Trustee


                              A. J. Nicoli Charitable Trust

                              By: /s/ Anthony J. Nicoli
                                  ---------------------------------------------
                              Anthony J. Nicoli, Trustee


                              By: /s/ Elizabeth A. Nicoli
                                  ---------------------------------------------
                              Elizabeth A. Nicoli, Trustee